AMERICAN INDEPENDENCE FUNDS TRUST

Financial Services Fund
Class A
Class C
Institutional Class

Supplement dated March 6, 2009 to the

Prospectus and Statement of Additional Information dated March 1, 2009

The Board of Trustees of the American Independence Funds Trust has determined to liquidate the Financial Services Fund (the "Fund"), effective April 6, 2009. The Board and Fund Management concluded that it is in the best interests of shareholders to liquidate the Fund due to the price decline and financial instability of financial services companies worldwide. The current market environment for financial services companies has made growth of the Fund extremely difficult.

In connection with the proposed liquidation of the Fund, the Board has directed the Fund's distributor to cease offering shares of the Class A, Class C and Institutional Class shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other American Independence Funds until the liquidation.

It is currently anticipated that the Fund will liquidate as of the close of business on April 6, 2009, 2009 Unless you select a different Fund your shares will be liquidated on the date. If you wish to make a different option please respond on the attached letter.

Investors should retain this supplement for future reference.

March ___, 2009

To The Shareholders of the Financial Services Fund:

The Board of Trustees of the American Independence Funds Trust has determined to liquidate the Financial Services Fund (the "Fund"), effective April 6, 2009. The Board and Fund Management concluded that it is in the best interests of shareholders to liquidate the Fund due to the price decline and financial instability of financial services companies worldwide. The current market environment for financial services companies has made growth of the Fund extremely difficult.

In connection with the proposed liquidation of the Fund, the Board has directed the Fund's distributor to cease offering shares of the Class A, Class C and Institutional Class shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Portfolio, redeem their shares, or exchange their shares for shares of other American Independence Funds until the liquidation.

It is currently anticipated that the Fund will liquidate as of the close of business on April 6, 2009.

If you would like the proceeds of your account to be transferred to another American Independence Fund please check the appropriate box below. If you do not want the proceeds to be transferred to another Fund you will receive a check representing your total proceeds held in the Fund as of that date.

Please sign this letter and return in the envelope provided. If you have any questions, please call 1-888-266-8787.

Very truly yours,

Eric Rubin
President

☐ Please exchange my account to the Stock Fund

☐ Please exchange my account to the Short-Term Bond Fund

☐    Please exchange my account to the Intermediate Bond Fund

☐ Please exchange my account to the International Bond Fund

☐ Please exchange my account to the U.S. Inflation-Indexed Bond Fund

☐ Please exchange my account to the International Equity Fund

☐ Please exchange my account to the NestEgg 2010 Fund

☐ Please exchange my account to the NestEgg 2020 Fund

☐ Please exchange my account to the NestEgg 2030 Fund

☐ Please exchange my account to the NestEgg 2040 Fund

☐ Please send me a check representing total proceeds of my account